
                SUBSIDIARIES OF MIRAGE RESORTS, INCORPORATED

- ---------------------------------------------------------------------------------------------------

GOLDEN NUGGET, INC.                                 GN MARKETING CORP.
a New Jersey corporation                            a New York corporation
AC HOLDING CORP.                                    GOLDEN NUGGET MARKETING CORP.
a Nevada corporation                                a Pennsylvania corporation
AC HOLDING CORP. II                                 GOLDEN NUGGET MARKETING CORP.
a Nevada corporation                                a Texas corporation
ATLANDIA DESIGN AND FURNISHINGS, INC.               GOLDEN NUGGET MARKETING CORP.- ILLINOIS
a New Jersey corporation                            a Nevada corporation
THE MIRAGE CASINO-HOTEL                             TYOH ADVERTISING, INC.
a Nevada corporation                                a Nevada corporation
dba The Mirage                                      MH, INC.**
GNS FINANCE CORP.                                   a Nevada corporation
a Nevada corporation                                dba Shadow Creek
CAL INVESTMENTS, INC.                               NEW CITY DEVELOPMENT, INC.
a Nevada corporation                                a Connecticut corporation
GNLV, CORP.                                         SEE SAW SIGN CORP. ***
a Nevada corporation                                a Nevada corporation
dba Golden Nugget                                   MIRAGE SPORTS
GNLV FINANCE CORP.                                  a Nevada corporation
a Nevada corporation                                THE MIRAGE-GOLDEN NUGGET TAIWAN, LTD.
THE MIRAGE-GOLDEN NUGGET LATIN AMERICA, LTD.        a Nevada corporation
a Nevada corporation                                GOLDEN NUGGET FINANCE CORP.
GNRM, CORP.                                         a Nevada corporation
a Nevada corporation                                MIRAGE MIDWEST, INC.
GOLDEN NUGGET (ASIA) LTD.                           a Nevada corporation
a Nevada corporation                                TREASURE ISLAND FINANCE CORP.****
THE MIRAGE-GOLDEN NUGGET HONG KONG, LTD.            a Nevada corporation
a Nevada corporation                                MIRAGE RIVERBOATS OF ILLINOIS, INC.
GOLDEN NUGGET AVIATION CORP.                        an Illinois corporation
a Nevada corporation                                MCH HOLDING CORP. **
GOLDEN NUGGET MANUFACTURING CORP.*                  a Nevada corporation
a Nevada corporation                                GNLV HOLDING CORP.*
GNL, CORP.                                          a Nevada corporation
a Nevada corporation                                MR REALTY
dba Golden Nugget-Laughlin                          a Nevada corporation
MIRAGE HAWAII MARKETING CORP.                       dba The Mirage Golf Club
a Nevada corporation                                MIRAGE LAUNDRY SERVICES CORP.
MIRAGE INDONESIA MARKETING CORP., LTD.              a Nevada corporation
a Nevada corporation                                MIRAGE CONNECTICUT, INC.
TREASURE ISLAND CORP.**                             a Connecticut corporation
a Nevada corporation                                MIRAGE ARGENTINA, INC.
dba Treasure Island at The Mirage                   a Nevada corporation
SHADOW CREEK                                        TREASURE ISLAND PRODUCTIONS, INC.*****
a Nevada corporation                                a Nevada corporation
SNAK, CORP.                                         GOLDEN NUGGET EXPERIENCE CORP.
a Nevada corporation                                a Nevada corporation
GOLDEN NUGGET MARKETING CORP.                       EGARIM, INC.
a Mississippi corporation                           an Alabama corporation
GOLDEN NUGGET MARKETING CORP.                       MIRAGE RIVERBOATS OF INDIANA, INC.
a Georgia corporation                               an Indiana corporation
MIRAGE NORTHWEST, INC.                              MIRAGE BUENOS AIRES, INC.
a Nevada corporation                                a Nevada corporation
GNLV MARKETING CORP. - CANADA                       GOLDEN NUGGET LAWRENCEBURG, INC.
a Nevada corporation                                an Indiana corporation
M.I.R. TRAVEL                                       THREE RIVERS PLANNING CORP.
a Nevada corporation                                a Pennsylvania corporation
THE MIRAGE-GOLDEN NUGGET SINGAPORE, LTD.
a Nevada corporation
GOLDEN NUGGET MARKETING CORP.
a California corporation
GOLDEN NUGGET MARKETING CORP.
a Louisiana corporation

- --------------------

*         100% of the voting securities are owned by GNLV, CORP.
**        100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL
***       100% of the voting securities are owned by TYOH ADVERTISING, INC.
****      100% of the voting securities are owned by GNS FINANCE CORP.
*****     100% of the voting securities are owned by Treasure Island Corp.


                                   EXHIBIT 21